                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

                           COOPER CAMERON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Cameron Corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint SHELDON R. ERIKSON, THOMAS R. HIX and FRANKLIN MYERS, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $0.01 per share (the "Stock"), issued or to be issued by the Company and indeterminate amount of interest to be offered or sold pursuant to the Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of April, 1999.

                                             /s/ C. Baker Cunningham
                                             ----------------------------------
                                             C. Baker Cunningham

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

                           COOPER CAMERON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Cameron Corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint SHELDON R. ERIKSON, THOMAS R. HIX and FRANKLIN MYERS, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $0.01 per share (the "Stock"), issued or to be issued by the Company and indeterminate amount of interest to be offered or sold pursuant to the Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of April, 1999.


                                        /s/ Grant A. Dove
                                        --------------------------------------
                                        Grant A. Dove

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

                           COOPER CAMERON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Cameron Corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint SHELDON R. ERIKSON, THOMAS R. HIX and FRANKLIN MYERS, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $0.01 per share (the "Stock"), issued or to be issued by the Company and indeterminate amount of interest to be offered or sold pursuant to the Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16h day of April, 1999.


                                        /s/ Michael E. Patrick
                                        --------------------------------------
                                        Michael E. Patrick

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

                           COOPER CAMERON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Cameron Corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint SHELDON R. ERIKSON, THOMAS R. HIX and FRANKLIN MYERS, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $0.01 per share (the "Stock"), issued or to be issued by the Company and indeterminate amount of interest to be offered or sold pursuant to the Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of April, 1999.


                                             /s/ David Ross
                                             ----------------------------------
                                             David Ross

                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

                           COOPER CAMERON CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Cooper Cameron Corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint SHELDON R. ERIKSON, THOMAS R. HIX and FRANKLIN MYERS, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $0.01 per share (the "Stock"), issued or to be issued by the Company and indeterminate amount of interest to be offered or sold pursuant to the Cooper Cameron Corporation Savings-Investment Plan for Hourly Employees; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and (ii) to register or qualify the Stock for sale and to register or license the Company as a broker or dealer in the Stock under the securities or Blue Sky laws of all such states as may be necessary or appropriate to permit the offering and sale as contemplated by said Registration Statements, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky laws for the purpose of so registering or qualifying the Stock or registering or licensing the Company; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 16th day of April, 1999.


                                             /s/ Michael Sebastian
                                             ----------------------------------
                                             Michael Sebastian